EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and nine months ended September 30, 2019. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, Inc.’s financial statements for the relevant periods.

	As of September 30, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, Inc. Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$1,242,664	$4	$149	$1,242,817
Restricted cash	19,777	—	—	19,777
U.S. Treasury securities, at fair value	551,681	—	—	551,681
Investments (includes performance allocations of $1,480,577 as of September 30, 2019)	3,558,632	563	(86,286)	3,472,909
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	41,799	—	41,799
Investments, at fair value	—	1,163,981	—	1,163,981
Other assets	—	39,088	—	39,088
Incentive fees receivable	3,093	—	—	3,093
Due from related parties	620,026	—	(179,955)	440,071
Deferred tax assets, net	5,979	—	524,975	530,954
Other assets	246,448	—	32,216	278,664
Lease assets	190,618	—	—	190,618
Goodwill	88,852	—	—	88,852
Total Assets	$6,527,770	$1,245,435	$291,099	$8,064,304

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$93,745	$—	$3,075	$96,820
Accrued compensation and benefits	166,161	—	—	166,161
Deferred revenue	172,157	—	—	172,157
Due to related parties	219,780	—	287,333	507,113
Profit sharing payable	693,618	—	—	693,618
Debt	2,348,440	—	—	2,348,440
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	870,979	(42,155)	828,824
Other liabilities	—	69,338	(296)	69,042
Due to related parties	—	1,284	(1,284)	—
Other liabilities	132,023	—	—	132,023
Lease liabilities	207,673	—	—	207,673
Total Liabilities	4,033,597	941,601	246,673	5,221,871

Stockholders’ Equity:
Apollo Global Management, Inc. stockholders' equity:
Series A Preferred Stock, 11,000,000 shares issued and outstanding as of September 30, 2019	264,398			264,398
Series B Preferred Stock, 12,000,000 shares issued and outstanding as of September 30, 2019	289,815			289,815
Additional paid in capital	—	—	1,217,231	1,217,231
Retained earnings (accumulated deficit)	1,129,022	20,642	(1,149,664)	—
Accumulated other comprehensive loss	(6,894)	(4,684)	4,751	(6,827)
Total Apollo Global Management, Inc. stockholders’ equity	1,676,341	15,958	72,318	1,764,617
Non-Controlling Interests in consolidated entities	6,032	287,876	(27,892)	266,016
Non-Controlling Interests in Apollo Operating Group	811,800	—	—	811,800
Total Stockholders’ Equity	2,494,173	303,834	44,426	2,842,433
Total Liabilities and Stockholders’ Equity	$6,527,770	$1,245,435	$291,099	$8,064,304

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended September 30, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, Inc. Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$395,490	$—	$(943)	$394,547
Advisory and transaction fees, net	16,440	—	—	16,440
Investment income:
Performance Allocations	256,414	—	(2,311)	254,103
Principal investment income	34,217	—	(824)	33,393
Total investment income	290,631	—	(3,135)	287,496
Incentive fees	4,238	—	—	4,238
Total Revenues	706,799	—	(4,078)	702,721

Expenses:
Compensation and benefits:
Salary, bonus and benefits	126,695	—	—	126,695
Equity-based compensation	42,665	—	—	42,665
Profit sharing expense	88,610	—	—	88,610
Total Compensation and Benefits	257,970	—	—	257,970
Interest expense	27,831	—	2	27,833
General, administrative and other	85,165	—	148	85,313
Placement fees	256	—	—	256
Total Expenses	371,222	—	150	371,372

Other Income (Loss):
Net losses from investment activities	(19,784)	(6)	—	(19,790)
Net gains from investment activities of consolidated variable interest entities	—	9,391	1,240	10,631
Interest income	10,449	—	(297)	10,152
Other income (loss), net	(4,577)	—	(38,567)	(43,144)
Total Other Income (Loss)	(13,912)	9,385	(37,624)	(42,151)
Income (loss) before income tax (provision) benefit	321,665	9,385	(41,852)	289,198
Income tax (provision) benefit	(1,913)	—	233,809	231,896
Net Income	319,752	9,385	191,957	521,094
Net income attributable to Non-controlling Interests	(151,566)	(6,258)	—	(157,824)
Net Income Attributable to Apollo Global Management, Inc.	168,186	3,127	191,957	363,270
Series A Preferred Stock Dividends	(4,382)	—	—	(4,382)
Series B Preferred Stock Dividends	(4,782)	—	—	(4,782)
Net Income Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$159,022	$3,127	$191,957	$354,106

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Nine Months Ended September 30, 2019
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, Inc. Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$1,165,613	$—	$(2,825)	$1,162,788
Advisory and transaction fees, net	67,133	—	—	67,133
Investment income:
Performance Allocations	683,034	—	(572)	682,462
Principal investment income	101,423	—	(2,403)	99,020
Total Investment income	784,457	—	(2,975)	781,482
Incentive fees	5,674	—	—	5,674
Total Revenues	2,022,877	—	(5,800)	2,017,077

Expenses:
Compensation and benefits:
Salary, bonus and benefits	369,527	—	—	369,527
Equity-based compensation	132,404	—	—	132,404
Profit sharing expense	280,335	—	—	280,335
Total Compensation and Benefits	782,266	—	—	782,266
Interest expense	70,240	—	3	70,243
General, administrative and other	238,123	—	691	238,814
Placement fees	591	—	—	591
Total Expenses	1,091,220	—	694	1,091,914

Other Income (Loss):
Net gains from investment activities	44,094	5	—	44,099
Net gains from investment activities of consolidated variable interest entities	—	21,001	3,727	24,728
Interest income	26,839	—	(901)	25,938
Other income (loss), net	2,120	—	(38,571)	(36,451)
Total Other Income (Loss)	73,053	21,006	(35,745)	58,314
Income before income tax (provision) benefit	1,004,710	21,006	(42,239)	983,477
Income tax (provision) benefit	(6,286)	—	201,631	195,345
Net Income	998,424	21,006	159,392	1,178,822
Net income attributable to Non-controlling Interests	(483,635)	(18,037)	—	(501,672)
Net Income Attributable to Apollo Global Management, Inc.	514,789	2,969	159,392	677,150
Series A Preferred Stock Dividends	(13,148)	—	—	(13,148)
Series B Preferred Stock Dividends	(14,344)	—	—	(14,344)
Net Income Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$487,297	$2,969	$159,392	$649,658

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.